UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7600

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 30, 2016, Green Tree Agency Advance Funding Trust I (the “GTAAFT Issuer”), a Delaware statutory trust and a wholly-owned subsidiary of Walter Investment Management Corp. (“WIMC”), issued $300 million of term notes (the “Series 2016-T1 Term Notes”) under the GTAAFT Issuer’s existing agency servicer advance master trust financing facility (the “GTAAFT Facility”) in order to obtain funding for advances made by Ditech Financial LLC (“Ditech Financial”), a wholly-owned subsidiary of WIMC, in connection with Ditech Financial’s servicing of certain Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) mortgage loans.

On October 5, 2016, the GTAAFT Issuer amended the terms of the GTAAFT Issuer’s outstanding Series 2014-VF2 variable funding notes to, among other things, (i) extend the applicable “Expected Repayment Date” and revolving period for such variable funding notes from October 19, 2016 to October 4, 2017, (ii) decrease the interest rate margins in respect thereof, as described below, and (iii) decrease the maximum permitted principal balance of the variable funding notes from $600 million in the aggregate to $400 million in the aggregate.

In connection with the foregoing transactions, certain existing arrangements were amended and certain new arrangements were entered into as contemplated by the following agreements:

•	an amendment to the second amended and restated indenture, made and entered into as of September 30, 2016 (the “Base Indenture Amendment”), among the GTAAFT Issuer, Wells Fargo Bank, N.A. (“Wells Fargo”), as indenture trustee, calculation agent, paying agent and securities intermediary, Ditech Financial, as administrator and servicer, and Barclays Bank PLC (“Barclays”), as administrative agent, which amendment amends that certain second amended and restated indenture, dated as of October 21, 2015 (the “Base Indenture”), among the parties to the Base Indenture Amendment;

•	a series 2016-T1 indenture supplement to the Base Indenture, dated as of September 30, 2016, made by and among the parties to the Base Indenture (the “2016-T1 Indenture Supplement”);

•	a fifth amended and restated consent agreement, dated as of September 30, 2016, by and among Freddie Mac, Ditech Financial, the GTAAFT Issuer, Barclays, Green Tree Advance Receivables III LLC (the “GTAAFT Depositor”) and Wells Fargo (the “Freddie Mac Consent”); and

•	an amendment to the amended and restated series 2014-VF2 indenture supplement to the Base Indenture, dated as of October 5, 2016, made by and among the parties to the Base Indenture (the “2014-VF2 Indenture Supplement Amendment”), which amends that certain amended and restated series 2014-VF2 indenture supplement, dated as of October 21, 2015, among the parties to the 2014-VF2 Indenture Supplement Amendment.

The Series 2016-T1 Term Notes were issued in four classes: the Class A Notes; the Class B Notes; the Class C Notes; and the Class D Notes. Interest on the Series 2016-T1 Term Notes is payable monthly in arrears at a rate per annum equal to approximately 2.38% for the Class A Notes, 3.12% for the Class B Notes, 3.61% for the Class C Notes and 4.06% for the Class D Notes. The Series 2016-T1 Term Notes have an Expected Repayment Date of October 15, 2018.

Interest on the variable funding notes is payable monthly in arrears at a rate per annum generally equal to one-month LIBOR (or, in certain circumstances, the higher of (i) the prime rate and (ii) the federal funds rate plus 0.50%) plus a per annum margin. The Series 2014-VF2 funding notes were previously issued in four classes: the Class A-VF2 Notes; the Class B-VF2 Notes; the Class C-VF2 Notes; and the Class D-VF2 Notes. Pursuant to the 2014-VF2 Indenture Supplement Amendment, effective October 5, 2016, the applicable margin for the variable funding notes was decreased from 2.34% to 1.85% for the Class A-VF2 Notes, from 3.61% to 2.97% for the Class B-VF2 Notes, from 3.86% to 3.47% for the Class C-VF2 Notes and from 4.36% to 3.92% for the Class D-VF2 Notes. In addition, the GTAAFT Issuer has agreed to pay to the holder(s) of the variable funding notes, monthly in arrears during the revolving period for the variable funding notes, an undrawn fee in an amount equal to 0.50% per annum of the average daily unused portion of the maximum permitted principal balance of the variable funding notes. As of October 5, 2016, the variable funding notes were undrawn, and the amount of the unused portion of the maximum permitted principal balance of the variable funding notes was $400 million. Future draws under the variable funding notes are subject to various conditions, including the accuracy of the representations and warranties in the variable funding note purchase agreement, as well as funding conditions under the Base Indenture and the 2014-VF2 Indenture Supplement Amendment.

Pursuant to the Base Indenture and the applicable indenture supplements, the GTAAFT Issuer is also required to pay to the holder(s) of the outstanding notes under the GTAAFT Facility (i) a default supplemental fee in an amount equal to 3.00% per annum of the aggregate note balances from and after the occurrence of an event of default and (ii) an expected repayment date supplemental fee in an amount equal to 1.00% per annum of the aggregate note balances from and after the end of the occurrence of the applicable Expected Repayment Date for such notes. Such supplemental fees, if any, are payable monthly in arrears.

Fannie Mae and Freddie Mac have agreed to (i) waive (in the case of Fannie Mae) or (ii) subordinate (in the case of Freddie Mac), to the extent of the notes issued pursuant to the Base Indenture, their respective rights of set-off against rights to reimbursement for certain servicer advances and delinquency advances transferred by Ditech Financial to the GTAAFT Depositor, in each case, subject to and pursuant to the terms of the Acknowledgment Agreement, dated as of December 19, 2014, by and among Ditech Financial, GTAAFT Issuer, GTAAFT Depositor, Wells Fargo and Fannie Mae (the “Fannie Mae Acknowledgment Agreement”) and the Freddie Mac Consent, as applicable.

The Freddie Mac Consent, as amended and restated, is effective for a one-year period commencing on September 30, 2016 and will expire if Freddie Mac elects to not renew such one-year period. In addition, Freddie Mac may terminate the Freddie Mac Consent on thirty days’ notice to the parties thereto. If Freddie Mac were to withdraw such subordination of its rights of set-off, the ability of the GTAAFT Issuer to draw increases on the variable funding notes or maintain the drawn balances thereunder could be materially limited or eliminated. The terms of the Fannie Mae Acknowledgment Agreement have not been amended in connection with the transactions described herein.

The collateral securing the notes issued under the GTAAFT Facility consists primarily of rights to reimbursement for servicer advances and delinquency advances in respect of certain mortgage loans serviced by Ditech Financial on behalf of Freddie Mac and Fannie Mae. In connection with the GTAAFT Facility, Ditech Financial sells and/or contributes the rights to reimbursement for servicer advances and delinquency advances to the GTAAFT Depositor pursuant to the Receivables Sale Agreement. The GTAAFT Depositor then sells and/or contributes such rights to reimbursement to the GTAAFT Issuer pursuant to the Receivables Pooling Agreement.

Each of the GTAAFT Issuer and the GTAAFT Depositor is structured as a bankruptcy remote special purpose entity. Each of the GTAAFT Issuer and the GTAAFT Depositor is the sole owner of its respective assets. Creditors of each of the GTAAFT Issuer and the GTAAFT Depositor (including the holders of the related notes) have no recourse to any assets or revenues of Ditech Financial or WIMC other than to the limited extent of Ditech Financial’s or WIMC’s obligations with respect to various representations and warranties, covenants and indemnities under the GTAAFT Facility. These representations and warranties, covenants and indemnities include: (i) various representations and warranties as to the nature of the receivables; (ii) covenants to service and administer the collateral for the GTAAFT Facility, and perform obligations under Ditech Financial’s servicing agreements with Freddie Mac and Fannie Mae; and (iii) covenants to make an indemnity payment for or to repurchase any receivable in respect of which the eligibility representations and warranties were not true as of the date the related receivable was transferred to the GTAAFT Depositor. Creditors of WIMC and Ditech Financial do not have recourse to any assets or revenues of either the GTAAFT Issuer or the GTAAFT Depositor.

If the Series 2016-T1 Term Notes are not redeemed or refinanced on or prior to October 15, 2018, the Expected Repayment Date with respect to such notes, the GTAAFT Issuer will be required to repay one-twelfth of the related note balances on each monthly payment date thereafter. Failure to make any such one-twelfth payment will result in an event of default.

In addition, the revolving period for all of the term notes and all of the variable funding notes issued under the GTAAFT Facility may end and all or a portion of the notes may otherwise become due and payable prior to the applicable Expected Repayment Date upon the occurrence of an event of default and/or a target amortization event.

The documentation for the notes issued under the GTAAFT Facility include facility target amortization events customary for financings of this type, including but not limited to target amortization events related to breaches of representations, covenants and certain tests related to the collection and performance of the receivables securing the GTAAFT Facility. The variable funding notes issued under the Series 2014-VF2 Indenture Supplement also provide for certain target amortization events related to defaults under certain other material indebtedness, material judgments, certain financial tests and change of control. Upon the occurrence of an event of default, specified percentages of noteholders have the right to terminate all commitments and accelerate the notes under the Base Indenture, enforce their rights with respect to the collateral and take certain other actions. The events of default include, among other events, the occurrence of any failure to make payments (subject to certain cure periods and including balances due after the occurrence of a target amortization event), failure of Ditech Financial to satisfy various deposit and remittance obligations as servicer of certain mortgage loans, the requirement of the GTAAFT Issuer to be registered as an “investment company” under the Investment Company Act of 1940, as amended, removal of Ditech Financial’s status as an approved seller or servicer by either Fannie Mae or Freddie Mac and bankruptcy events.

The proceeds from the issuance of the Series 2016-T1 Term Notes were used to reduce the outstanding principal balance of the Series 2014-VF2 variable funding notes, collateralize a portion of the outstanding principal balance of the term notes issued under the GTAAFT Facility, and to pay certain transaction fees, costs and expenses. Ditech Financial and the GTAAFT Issuer anticipate that the portion of the proceeds of the issuance of the Series 2016-T1 Term Notes reserved to cash collateralize the term notes as described above will be used on October 17, 2016 to fund, in part, the redemption of the Series 2015-T1 Term Notes previously issued under the GTAAFT Facility, which had an aggregate outstanding principal balance of $360 million as of October 5, 2016.

As of October 5, 2016, (i) the GTAAFT Facility had outstanding (a) $300 million aggregate principal balance of Series 2016-T1 Term Notes, (b) $360 million aggregate principal balance of Series 2015-T1 Term Notes, (c) $140 million aggregate principal balance of Series 2015-T2 Term Notes (which have an Expected Repayment Date of October 15, 2018), and (d) Series 2014 VF2 variable funding notes with maximum funding commitments of $400 million. As described above, as of October 5, 2016, the Series 2014-VF2 variable funding notes are undrawn. Ditech Financial and the GTAAFT Issuer anticipate that the GTAAFT Issuer will draw on the Series 2014 VF2 Notes to fund, in part, the redemption of the Series 2015-T1 Term Notes on October 17, 2016, as described above.

The foregoing summaries of certain agreements relating to the GTAAFT Facility are not complete and are subject to and qualified in their entirety by reference to the full text of such agreements, certain of which are attached to this Form 8-K as Exhibits 4.1, 4.2, 4.3 and 10.1 and others of which are attached to WIMC’s Form 8-K dated October 21, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Amendment No. 1 to Second Amended and Restated Indenture, dated as of September 30, 2016, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Ditech Financial LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent, and consented to by Barclays Bank PLC.

4.2	Amendment No. 1 to Amended and Restated Series 2014-VF2 Indenture Supplement to Second Amended and Restated Indenture, dated as of October 5, 2016, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Ditech Financial LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent.

4.3	Series 2016-T1 Indenture Supplement to Second Amended and Restated Indenture, dated as of September 30, 2016, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Ditech Financial LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent.

10.1	Fifth Amended and Restated Consent Agreement, dated as of September 30, 2016, among Ditech Financial LLC, Green Tree Agency Advance Funding Trust I, Barclays Bank PLC, as Administrative Agent, Green Tree Advance Receivables III LLC, Wells Fargo Bank, N.A., as Indenture Trustee, and the Federal Home Loan Mortgage Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: October 6, 2016	By:	/s/ Gary L. Tillett
Gary L. Tillett, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 1 to Second Amended and Restated Indenture, dated as of September 30, 2016, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Ditech Financial LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent, and consented to by Barclays Bank PLC.

4.2	Amendment No. 1 to Amended and Restated Series 2014-VF2 Indenture Supplement to Second Amended and Restated Indenture, dated as of October 5, 2016, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Ditech Financial LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent.

4.3	Series 2016-T1 Indenture Supplement to Second Amended and Restated Indenture, dated as of September 30, 2016, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Ditech Financial LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent.

10.1	Fifth Amended and Restated Consent Agreement, dated as of September 30, 2016, among Ditech Financial LLC, Green Tree Agency Advance Funding Trust I, Barclays Bank PLC, as Administrative Agent, Green Tree Advance Receivables III LLC, Wells Fargo Bank, N.A., as Indenture Trustee, and the Federal Home Loan Mortgage Corporation.